497(d)
                                                                       333-17669

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AXA Equitable Life Insurance Company

Variable Life Insurance Policies

Paramount Life(SM)       Survivorship Incentive Life(SM)
IL Protector             Incentive Life(R) '02
IL COLI                  Survivorship Incentive Life(SM) '02
IL COLI '04              Incentive Life(R) '06
Incentive Life Plus      Incentive Life Legacy(R)
Survivorship 2000        Incentive Life Legacy(R) II
Incentive Life(R) 2000   Survivorship Incentive Life(SM) Legacy
Champion 2000            Incentive Life Optimizer
Incentive Life(R)

PROSPECTUS SUPPLEMENT DATED FEBRUARY 5, 2010
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This supplement updates certain information in the most recent Prospectus that you received for your AXA Equitable variable life insurance policy listed above, and in any supplements to that Prospectus. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.


LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION

As described in your Prospectus, your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option ("GIO") during certain time periods (the "GIO Transfer Period"). See "Transferring your money among our investment options -- Transfers you can make" (or other applicable sections regarding transfers) in your Prospectus. Through September 30, 2010, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through September 30, 2010), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.

You can request a transfer via the Internet by visiting our axa-equitable.com website and registering for online account access. If you need assistance, you can contact a customer service representative by calling 1-800-777-6510. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern
Time) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern Time) on September 30, 2010, in order to take advantage of this unrestricted transfer opportunity.

Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.









                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104

    Copyright 2010 AXA Equitable Life Insurance Company. All rights reserved.
        Incentive Life(R) and Incentive Life Legacy(R), are issued by and are registered service marks of AXA Equitable Life Insurance Company.
             Paramount Life(SM) and Survivorship Incentive Life(SM)
           are service marks of AXA Equitable Life Insurance Company.

EVM (2/10)                                             Catalog No. 132054 (2/10)
IF/NB AR                                                                  x03022